UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549







                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: January 30, 1998



                           QUALITY SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)



         California                    2-23128                  77-0199189
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)



                                851 Martin Avenue
                              Santa Clara, CA 95050
          (Address of principal executive offices) (including Zip code)
                                 (408) 450-8000
              (Registrant's telephone number, including area code)


                             Exhibit Index on page 3

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Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

Exhibit 99.1      Quality Semiconductor, Inc. Press Release dated
                  January 21, 1998



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                           QUALITY SEMICONDUCTOR, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX



Exhibit No.                          Exhibit

99.1              Quality Semiconductor, Inc. Press Release dated
                  January 21, 1998



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                                          For more information contact:

                                          Rick Bottomley
                                          Acting Chief Financial Officer
                                          Quality Semiconductor, Inc.
                                          (408) 450-8000

                                          Morgen-Walke Associates, Inc.
                                          Doug Sherk, Carolyn Bass, Jim Byers
                                          (415) 296-7383
                                          Josh Passman, Vince Daniels
                                          (212) 850-5600


FOR IMMEDIATE RELEASE


        QUALITY SEMICONDUCTOR REPORTS FISCAL 1998 FIRST QUARTER RESULTS

SANTA CLARA, CA -- (January 21, 1998) -- Quality Semiconductor, Inc. (Nasdaq:QUAL) today reported for the first quarter ended December 31, 1997. The reported results are in line with the Company's first quarter outlook announcement on December 8, 1997. Revenue for the first quarter was $18,534.00 versus $12,345,000 for the first quarter a year ago, and $20,502,000 for the prior quarter. Net loss for the first quarter was $989,000, or a $0.13 loss per share, compared to net income of $131,000, or $0.02 per share in the same quarter a year ago, and a net loss of $1,180,000, or a $0.16 loss per share for the prior quarter. The earnings shortfall was due primarily to pricing pressures in its networking product line and the revenue shortfall was due primarily to softness in demand of its logic products. Average weighted common shares outstanding for the first quarter ended December 31, 1997 were 7,373,000 versus 6,185,000 for the first quarter of the previous year.

         Paul Gupta, President and CEO stated "although we are disappointed with our performance in the first fiscal quarter, we are encouraged by the continued acceptance of the Company's networking products in which we shipped over 900,000 units in the first quarter of fiscal 1998. In addition, we are also encouraged with the results of our cost reduction efforts achieved in the latter half of the first quarter. Our fab in Sydney, Australia received ISO 9001 certification, and is now qualified at 0.5 micron production, which we anticipate will enhance our cost reduction programs while providing a low cost alternative source of supply for wafers for our networking products.

         Except for historical information contained herein, the matters discussed in this press release are forward-looking statements that are subject to certain risks and uncertainties that could cause the actual results to differ materially from those projected, including, among others, litigation, the impact of competitive products and pricing, general economic conditions and conditions specific to the semiconductor industry, fluctuations in customer demand, the timing and market acceptance of new product introductions, the timely development and qualification of new products and other risk factors listed in the Company's SEC reports including the Company's periodic reports filed pursuant to the Security Exchange Act of 1934 and the Registration Statement on form S-1 filed by the Company in connection with its initial public offering. Quality Semiconductor assumes no obligation to update the information included in this press release.

         Quality Semiconductor, Inc. designs, develops and markets high-performance logic and networking semiconductor products. The Company targets systems manufacturers principally in the networking, personal computer and workstation markets. The Company's logic products include the 3.3-volt and 5-volt QSFCT families of high-speed, low-noise interface logic devices, the QuickSwitch family of high-speed, low-resistance bus switches, a family of low-skew clock management products, a family of analog switch devices, and new JTAG products designed to allow board-level testing of complex products. QSI's networking products include two Fast Ethernet CMOS transceivers that provide high integration solutions for the adapter, repeater, switch and card bus markets.

                               -tables to follow-


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                           Quality Semiconductor Inc.
                      Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                   (Unaudited)


Three Months Ended

December 31,
                                              ---------------------------------
                                                   1997                1996
                                              -------------       -------------

Net revenues                                   $ 18,534              $ 12,345

Cost of sales                                    13,420                 7,238
                                              -------------       -------------

Gross Margin                                      5,114                 5,107


Operating expenses:
     Research and development                     2,720                 2,110
     Sales and marketing                          2,392                 1,788
     General and administrative                   1,371                   925
                                              -------------       -------------
       Total operating expenses                   6,483                 4,823

Operating income (loss)                          (1,369)                  284

Interest, net                                      (153)                 (83)
                                              -------------       -------------

Income (loss) before taxes                       (1,522)                  201

Provision (benefit) for taxes                      (533)                   70
                                             -------------       -------------

Net income (loss)                                $ (989)                $ 131
                                             =============       =============

Net income (loss) per share - Basic             $ (0.13)               $ 0.02
                                             =============       =============
Net income (loss) per share - Diluted           $ (0.13)               $ 0.02
                                             =============       =============

Weighted shares outstanding - Basic                7,373                5,664
                                             =============       =============
Weighted shares outstanding - Diluted              7,373                6,185
                                             =============       =============

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                           Quality Semiconductor Inc.
                           Consolidated Balance Sheets
                            (unaudited, in thousands)


                                                   Dec 31             Sept. 30,
                                               ------------        -------------
                                                   1997                 1997
                                               ------------        -------------
           Assets

Current assets:
      Cash, cash equivalents, and
      short-term investments                     $ 13,908              $ 13,059
      Accounts receivable, net                      9,223                 8,748
      Inventories                                  13,725                17,689
      Other current assets                          5,791                 5,327
                                               ------------         ------------
          Total current assets                     42,647                44,823

Property and equipment, net                        22,382                22,859
Other assets                                        1,883                 2,150
                                               ============        =============
           Total assets                          $ 66,912              $ 69,832
                                               ============        =============


                       Liabilities and Shareholders Equity

Current liabilities:
      Accounts payable, accrued liabilities,
      and deferred income                        $ 10,571              $ 11,382
      Current portion of long-term obligations      6,141                 5,666
                                               ------------        -------------
      Total current liabilities                    16,712                17,048

Long-term liabilities                               6,054                 7,202
Deferred tax liabilities                            1,832                 1,945

Shareholders equity                                42,314                43,637
                                               ============        =============
     Total liabilities and shareholders equity   $ 66,912              $ 69,832
                                               ============        =============


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                                   SIGNATURES


Pursuant to requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        QUALITY SEMICONDUCTOR, INC.

Date:    January 30, 1998               By:  /s/ Richard A. Bottomley
                                            -----------------------------------
                                                 Richard A. Bottomley
                                                 Acting Chief Financial Officer


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